Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Exhibit 10.20

AMENDMENT

TO THE

EXCLUSIVE LICENSE

BETWEEN

CARIBOU BIOSCIENCES, INC.

AND

THE UNIVERSITY OF VIENNA

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR

METHODS AND COMPOSITIONS FOR RNA-DIRECTED TARGET DNA MODIFICATION

AND FOR RNA-DIRECTED MODULATION OF TRANSCRIPTION

Amendment Agreement

Caribou Biosciences , Inc. (“Caribou”), the University of Vienna (“University of Vienna”) and the Regents of the University of California (“Regents”) do hereby agree to amend the EXCLUSIVE LICENSE BETWEEN CARIBOU BIOSCIENCES, INC., THE UNIVERSITY OF VIENNA AND THE REGENTS OF THE UNIVERSITY OF CALIFORNIA relating to [***] (“Agreement”) in the respects shown below (“Amendment Agreement”):

1.	Section 1.7 of the Agreement shall be deleted and replaced with the following:

1.7 HHMI assigned its rights in the Inventions to REGENTS [***] and accordingly, REGENTS has the authority to negotiate a license on behalf of UNIVERSITY OF VIENNA in the Invention and any patent rights claiming it. REGENTS have no authority to license Emmanuelle Charpentier’s interest or rights in the Inventions.

2.	Article 17 of the Agreement shall be deleted and replaced with the following:

17. ASSIGNMENT

[***]

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto executed this Amendment Agreement by their duly authorized officers or representatives.

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA		CARIBOU BIOSCIENCES, INC.

By:	/s/ Michael Katz	By:	/s/ Rachel E. Haurwitz
Michael Katz		Rachel E. Haurwitz
Executive Director		President
Intellectual Property and Industry Research Alliances

Date:	April 9, 2013	Date:	April 17, 2013

THE UNIVERSITY OF VIENNA

By:	/s/ Susanne Weigelin-Schwiedrzik
Susanne Weigelin-Schwiedrzik
Vice-Rector for Research and Career Development

DATE	April 16, 2013